NewHeights Software Corporation

Interim Consolidated Financial Statements
May 31, 2007 and 2006
(expressed in Canadian dollars)

NewHeights Software Corporation
Interim Consolidated Balance Sheets

(expressed in Canadian dollars)

	May 31,	February 28,
	2007	2007
	$	$
Assets

Current assets
Cash and cash equivalents	-	7,433
Due from related parties (note 4)	1,062,282	804,742
Accounts receivable - net of allowance for doubtful accounts of $nil
(February 28, 2007- $nil)	248,086	187,379
Investment tax credit receivable	1,247,065	1,247,065
Inventory	5,041	5,041
Prepaid expenses and deposits	113,578	113,512
	2,676,052	2,365,172

Property and equipment	299,611	279,624
	2,975,663	2,644,796

Liabilities and Stockholders’ Deficiency

Current liabilities
Line of credit (note 8 (d))	102,370	-
Accounts payable and accrued liabilities	786,897	904,427
Due to related parties (note 5)	7,925,119	5,982,768
Convertible debenture	2,502,610	2,434,753
	11,316,996	9,321,948

Capital stock (note 7)
Authorized
Unlimited number of common shares without par value
Issued and outstanding
21,293,300 common shares without par value	18,035,741	18,035,741

Contributed Surplus	69,936	36,337

Deficit	(26,447,010)	(24,749,230)
	(8,341,333)	(6,677,152)
	2,975,663	2,644,796

Nature of operations, acquisitions and going concern (note 1)

Commitments (note 8)

Subsequent events (note 10)

Approved by the Board of Directors

/s/ “Greg Pelling”	Director	/s/ “David Karp”	Director

The accompanying notes are an integral part of these financial statements.

NewHeights Software Corporation
Interim Consolidated Statements of Changes in Stockholders’ Deficiency

(expressed in Canadian dollars)

		Capital stock			Total stock-
	Number of		Contributed		holders’
	shares	Amount	surplus	Deficit	deficiency
		$	$	$	$

Balance - February 28,
2006 and May 31, 2006	19,645,563	14,697,172	-	(18,393,235)	(3,696,063)

Balance - February 28,
2007	21,293,300	18,035,741	36,337	(24,749,230)	(6,677,152)

Contributed surplus			33,599		33,599

Loss for the period				(1,697,780)	(1,697,780)

Balance - May 31, 2007	21,293,300	18,035,741	69,936	(26,447,010)	(8,341,333)

The accompanying notes are an integral part of these financial statements.

NewHeights Software Corporation
Interim Consolidated Statements of Operations

(expressed in Canadian dollars)

	Three months ended May 31,
	2007	2006
	$	$

Revenue
Software licence revenue	131,406	70,764
Related party revenue (note 4)	787,407	565,734
Software customization	99,090	45,329

	1,017,903	681,827

Cost of revenue	99,041	222,847

	918,862	458,980

Expenses
Research and development	1,024,533	974,856
General and administration	889,171	433,086
Related party general and administration expenses (note 4)	24,412	19,982
Sales and marketing	569,811	414,172
Interest expense	68,977	110,185
Amortization of property and equipment	24,365	20,371
Foreign exchange loss	15,602	10,858
Interest income	(229)	(1,055)

	2,616,642	1,982,455

Loss for the period	(1,697,780)	(1,523,475)

The accompanying notes are an integral part of these financial statements.

NewHeights Software Corporation
Interim Statements of Cash Flows

(expressed in Canadian dollars)

	Three months ended May 31,
	2007	2006
	$	$

Cash flows from operating activities
Loss for the period	(1,697,780)	(1,523,475)
Items not affecting cash
Amortization of property and equipment	24,365	20,371
Stock-based compensation	33,599	-
Accrued interest on convertible debenture	67,858	71,368
Changes in operating working capital items
Accounts receivable	(60,707)	27,936
Due from related parties	(257,540)	139,014
Prepaid expenses and deposits	(66)	(25,259)
Accounts payable and accrued liabilities	(117,530)	10,450

	(2,007,801)	(1,279,595)

Cash flows from investing activities
Purchases of property and equipment	(44,353)	(23,075)

Cash flows from financing activities
Advances from related parties	1,942,351	873,579
Line of credit advances	102,370	20,211
Repayment of capital lease obligations	-	(6,095)

	2,044,721	887,695

Decrease in cash and cash equivalents	(7,433)	(414,975)

Cash and cash equivalents - Beginning of period	7,433	414,975

Cash and cash equivalents - End of period	-	-

Supplemental cash flow information (note 9)

The accompanying notes are an integral part of these financial statements.

NewHeights Software Corporation
Notes to Interim Consolidated Financial Statements
May 31, 2007 and 2006

(expressed in Canadian dollars)

1	Nature of operations, acquisitions and going concern

NewHeights Software Corporation (the company) is incorporated under the laws of the province of British Columbia, Canada. The company’s operations consist of developing and commercializing software solutions such as Desktop Assistance Personal Communication Management software products, that add value to internet protocol (IP) telephone equipment and hosted telephony services. The company’s operations are located in Victoria, British Columbia, and the company primarily sells software through a related party distributor to end customers located in Canada and the United States.

A significant portion of the company’s revenues are derived through sales to Mitel Networks Corporation (Mitel), which is under common control with the company. In addition, the controlling shareholder group has provided significant financial support to the company. The loss of this customer and/or the loss of financial support by the controlling shareholder group would have adverse consequences for the company.

Acquisition of MKC Networks Corporation

On August 1, 2006, the company acquired MKC Networks Corporation (MKC) through the acquisition of all the issued and outstanding common shares of MKC (7,531,414) in exchange for 1,713,086 common shares of the company at a rate of 0.2275 common shares for each MKC share. The company also exchanged 360,000 options to purchase MKC common shares for options to purchase common shares of the company at a ratio of 1 option of the company for each MKC option. In conjunction with the combination, a convertible loan held by the majority shareholder of MKC and related party of the company was converted into 2,848,569 common shares of MKC.

The company and MKC were owned by common stockholders prior to the combination. As a result, the combination of MKC and the company has been accounted for in a manner similar to a pooling-of-interests. Accordingly, the combination of MKC was accounted for at historical carrying values at the date of the combination. There was no significant minority interest in MKC at the time of the combination. The consolidated balance sheets, statements of operations, changes in stockholders’ deficiency, statements of cash flows and notes to the consolidated financial statements for all periods presented herein have been restated by combining the historical consolidated financial statements of the company with those of MKC.

The carrying amounts of the net assets of MKC at August 1, 2006 were as follows:

MKC
$

Cash	849
Inventory	5,041
Property, plant and equipment	50,055
Accounts payable and accrued liabilities	(689)

55,256

(1)

NewHeights Software Corporation
Notes to Interim Consolidated Financial Statements
May 31, 2007 and 2006

(expressed in Canadian dollars)

The results of operations of MKC to the date of acquisition were as follow:

Period ended
May 31,
2006
$

Revenue	86,400
Loss for the period	(428,850)

Going concern

The company has suffered recurring operating losses, has net working capital and stockholders’ deficiencies, and has no assurance of future profitability. Management recognizes the need for additional funding to finance its operating and investing activities until sufficient positive cash flows from operations can be generated. The company’s founding stockholders and/or related parties are expected to be the source of continued financial support as required until such time that the operations generate sustained positive cash flows. However, there is no assurance that such financing will be available to the company; accordingly, there is substantial doubt about the company’s ability to continue as a going concern. These financial statements have been prepared on the basis that the company will be able to continue as a going concern and realize its assets and satisfy its liabilities in the normal course of business, and do not reflect any adjustments that would be necessary if the company is unable to continue as a going concern. Such adjustments could be material.

2	Unaudited interim financial statements

The unaudited interim balance sheets at May 31, 2007 and the unaudited interim statements of operations, changes in stockholders’ deficiency and cash flows for the three months ended May 31, 2007 and 2006, have been prepared in accordance with generally accepted accounting principles in the United States (US GAAP), and on the same basis as the audited financial statements of the company for the year ended February 28, 2007. These interim financial statements include all adjustments which in the opinion of management are necessary for the fair presentation of the results of the operations for the interim periods presented. These unaudited interim financial statements do not include all the disclosures required for annual financial statements, and should be read in conjunction with the Company’s annual audited financial statements for the year ended February 28, 2007 and the summary of significant accounting policies included therein.

3	Significant accounting policies

These unaudited financial statements follow the same accounting policies and methods of their application as the company’s annual audited financial statements for the year ended February 28, 2007.

(2)

NewHeights Software Corporation
Notes to Interim Consolidated Financial Statements
May 31, 2007 and 2006

(expressed in Canadian dollars)

4	Related party transactions

The company’s former Chief Executive Officer, founding stockholder and director is related to the Chairman and founding shareholder of Mitel. In September 2002, the company obtained a limited licence from Mitel to incorporate certain technology into its software product for no consideration. In 2003, the company completed customization services of its software product for Mitel, and entered into an exclusive world-wide distribution agreement with Mitel for an initial term to September 2004. The agreement renews automatically for one-year periods thereafter, and contains termination rights of both parties. Under the terms of this distribution agreement, the company earns a specified fee from Mitel based on the number of licenses sold by Mitel. The company’s software licence revenue for the period ended May 31, 2007, pursuant to the terms of this distribution agreement, was $787,407 (2006 - $565,734).

As at May 31, 2007, the company has an accounts receivable balance from Mitel of $1,062,282 (2006 - $504,742).

In addition, during the period ended May 31, 2007, the company reimbursed Mitel and another related corporation for certain expenses paid for on the company’s behalf totalling $24,412 (2006 - $19,982) and as at May 31, 2007, has an accounts payable balance to Mitel of $nil (2006 - $22,000).

Also see note 5.

5	Due to related parties

The amounts owing to founding stockholders and other related corporations that are under common control with the company are as follows:

	May 31,	February 28,
	2007	2007
	$	$

Due to founding stockholders (a)	-	31,468
Loan due to related corporation (b)	7,925,119	5,951,300

	7,925,119	5,982,768

a)	Amounts owing to the founding stockholders are unsecured, non-interest bearing and have no stated terms of repayment.

b)

During the period ended May 31, 2007, the company received $2,075,000 (2006 - $635,000) by way of a loan from a related corporation. The loan is unsecured, non-interest bearing and has no stated terms for conversion into common shares or repayment. The major shareholders of this corporation and the company are related.

(3)

NewHeights Software Corporation
Notes to Interim Consolidated Financial Statements
May 31, 2007 and 2006

(expressed in Canadian dollars)

6	Convertible debenture

On September 9, 2004, the company issued a senior convertible debenture in the amount of $2,000,000 to an unrelated party. The debt matures on September 9, 2007 and was convertible at the debenture holder’s option at any time before the maturity date at a price of $1.00 per common share or a lesser amount if additional external financing was placed before September 9, 2005 at a lower per share price. If external financing had occurred before September 9, 2005, then the conversion price would have been the lesser of $1.00 and the fair market value of a common share of the company as determined by an independent valuator. The debenture carries an interest rate of Bank of Canada prime plus 3% and is accrued until maturity. In the event of a default under the debenture agreement, the interest rate is increased to Bank of Canada prime plus 5%, the higher rate is applied retroactively, and all interest payments become payable monthly.

The debenture also specifies events of default under which all proceeds of this financing, together with accrued interest, become due and payable at the option of the debenture holder.

In conjunction with and as a pre-condition to this debenture financing, the company entered into a software development agreement with the lender, whereby the company has committed to use the proceeds from the debenture financing to engage in specified software development work for the lender. This development work was completed in fiscal 2005. Following acceptance by the lender of the work contemplated under the terms of the agreement, a distribution agreement was entered into between the parties. The agreement also provides that should the company use or derive sales from the product of such development work, royalties will be payable by the company to the lender. No sales have been derived from this development to date.

7	Capital stock

	a)	Share capital

Common shares - issued and outstanding

	Number of
	shares	Amount
		$

Balance - February 28, 2007 and May 31, 2007	21,293,300	18,035,741

b)	Stock option plan

In March 2000, the company created a stock option plan for its directors, senior management and employees. Options are granted at the discretion of the board of directors. The options vest over a three-year period and are exercisable for a period of up to eight years. The company has reserved 4,679,727 common shares for issuance pursuant to these options.

(4)

NewHeights Software Corporation
Notes to Interim Consolidated Financial Statements
May 31, 2007 and 2006

(expressed in Canadian dollars)

The following table summarizes activity under the company’s stock option plan:

	Three months ended		Three months ended
		May 31, 2007		May 31, 2006

		Weighted		Weighted
		average		average
	Number of	exercise	Number of	exercise
	options	price	options	price

Outstanding - Beginning of
period	4,367,421	0.94	3,099,041	0.85

Granted	64,750	1.10	79,000	1.00
Forfeited	(168,667)	1.00	-	-

Outstanding - End of period	4,263,504	0.94	3,178,041	0.85

The expected term of options granted is derived from historic exercise patterns displayed by employees. The computation of expected volatility is based on the historical volatility of comparable companies from a representative peer group selected based on industry and market capitalization. The risk-free interest rate is based on a Government of Canada bond whose term is consistent with the expected life of the stock options. As required under Statement of Financial Accounting Standards (SFAS) 123R, management made an estimate of expected forfeitures and is recognizing compensation costs only for those equity awards expected to vest. The fair value of options granted for the period ended May 31, 2007 was estimated at the date of grant using the following assumptions:

Risk-free interest rates	4.58% - 5.15%
Expected dividend yield	0%
Expected life	8 years
Expected volatility	30%

(5)

NewHeights Software Corporation
Notes to Interim Consolidated Financial Statements
May 31, 2007 and 2006

(expressed in Canadian dollars)

The following table summarizes information about stock options outstanding as at May 31, 2007:

			Weighted
			average
		Weighted	remaining	Aggregate
Exercise	Number	average	contractual	intrinsic
price	outstanding	exercise price	life	value
$		$	(years)	$

0.50	853,874	0.50	1.2	-
1.00	1,674,333	1.00	4.4	-
1.10	1,735,297	1.10	7.1	-

	4,263,504	0.94	5.5	-

Number exercisable	2,374,171	0.94		-

The weighted average grant date fair value of options granted during the period ended May 31, 2007 was $0.10. The total intrinsic value of options exercised in the three months ended May 31, 2007 was $nil (2006 - $nil).

The following table summarizes the status of the company’s non-vested options as at May 31, 2007:

		Weighted
		average
	Number	grant date
	outstanding	fair value
		$

Non-vested - Beginning of the period	1,924,211	0.14
Granted	64,750	0.22
Forfeited	(168,667)	0.30
Vested	69,039	0.26

Non-vested - End of period	1,889,333	0.14

As at May 31, 2007, unrecognized compensation cost related to non-vested share-based compensation arrangements granted under the option plan totalled $107,371. That cost is expected to be recognized over a weighted average period of three years. The total fair value of shares vested during the period ended May 31, 2007 was $33,599.

(6)

NewHeights Software Corporation
Notes to Interim Consolidated Financial Statements
May 31, 2007 and 2006

(expressed in Canadian dollars)

8	Commitments

a)

The company is obligated under operating lease agreements for the rental of premises and for certain equipment and vehicles. These leases expire by September 30, 2012 and require minimum annual payments, based on the company’s fiscal year, as follows:

$

2008	268,586
2009	244,924
2010	228,126
2011	225,205
2012	131,370

b)	During the period ended May 31, 2007, the company paid $82,750 (2006 - $61,750) in operating lease expenses.

c)	Licensing and other fees

Licensing fees

In July 2003, the company entered into a worldwide non-exclusive, non-transferable licence agreement with a supplier for software products such as instant messaging and other real time enterprise related communications products. The company plans to integrate these software products into its own products. The terms of the agreement have an automatic renewal for successive one-year terms, unless terminated as specified in the agreement. In return, the company is required to pay license fees based on the number of users and software modules purchased.

d)	Line of credit banking facility

The company has a bank line of credit available for $200,000 at a rate of prime plus 1.75%. To date, the company has drawn $102,370 on this facility. All of the company’s assets are pledged as a security for the line of credit, which is also guaranteed by an officer and founding stockholder of the company.

9	Supplemental cash flow information

	Three months ended May 31,
	2007	2006
	$	$

Cash paid for interest	1,196	219

(7)

NewHeights Software Corporation
Notes to Interim Consolidated Financial Statements
May 31, 2007 and 2006

(expressed in Canadian dollars)

10	Subsequent events

Acquisition by CounterPath Solutions, Inc.

On August 2, 2007, the company was acquired by CounterPath Solutions, Inc. (CounterPath). Immediately prior to the acquisition, the company's related party loans (note 4) were converted into 12,357,000 common shares of the company and convertible debenture (note 6) was converted into 6,600,000 common shares of the company to bring the total number of common shares to 40,250,000. The convertible debenture was converted at $0.36 which is beneficial to the terms described in note 6. Under the terms of the agreement, CounterPath will acquire all of the shares of the company through the issuance of 40,250,000 shares of CounterPath’s common stock to shareholders of the company.

In conjunction with the acquisition, the company's stock options will be exchanged for options to purchase common shares of CounterPath.

(8)